SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party Other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material under Rule 14a-12

                        Franklin Street Properties Corp.
        (formerly known as Franklin Street Partners Limited Partnership)
                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (i)   Title of each class of securities to which transaction applies:

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      (ii)  Aggregate number of securities to which transaction applies:

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      (iii) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      (iv)  Proposed maximum aggregate value of transaction:

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      (v)   Total fee paid:

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      [ ] Fee paid previously with preliminary materials.

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      [ ] Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

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      (2) Form, Schedule or Registration Statement No.:

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      (3) Filing Party:

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      (4) Date Filed:

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

                         FILING PURSUANT TO RULE 14a-12

      This filing is being made pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended. This filing contains statements about Franklin Street Properties Corp. ("FSP Corp.") and the proposed acquisition by FSP Corp. by merger (the "Mergers") of 13 real estate investment trusts (each, a "Target REIT" and, collectively, the "Target REITs"). The Target REITs are FSP Forest Park IV Corp., FSP Gael Apartments Corp., FSP Goldentop Technology Center Corp., FSP Centennial Technology Center Corp., FSP Meadow Point Corp., FSP Timberlake Corp., FSP Federal Way Corp., FSP Fair Lakes Corp., FSP Northwest Point Corp., FSP Timberlake East Corp, FSP Merrywood Apartments Corp., FSP Plaza Ridge I Corp. and FSP Park Ten Corp., each a Delaware corporation.

      Statements regarding the proposed transaction between FSP Corp. and the Target REITs, the expected timetable for completing the transaction, and any other statements about FSP Corp.'s management's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transaction; director and officer conflicts of interest; ability to collect sufficient rents from owned real property; dilution to stockholders of FSP Corp.; adverse tax consequences if FSP Corp. failed to qualify as a real estate investment trust and the other factors described in FSP Corp.'s Preliminary Proxy Statement filed with the SEC on January 15, 2003 and FSP Corp.'s Annual Report on Form 10-K for the year ended December 31, 2001 filed with the SEC. FSP Corp. disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this filing.

      The following is the text of a letter distributed by FSP Corp. to its stockholders and stockholders of the Target REITs on or after January 16, 2003 providing information relating to the Mergers.

"To   :     All Shareholders of the following entities:

            Franklin Street Properties Corp.
            FSP Forest Park IV Corp.
            FSP Gael Apartments Corp.
            FSP Goldentop Technology Center Corp.
            FSP Centennial Technology Center Corp.
            FSP Meadow Point Corp.
            FSP Timberlake Corp.
            FSP Federal Way Corp.
            FSP Fair Lakes Corp.
            FSP Northwest Point Corp.
            FSP Timberlake East Corp.
            FSP Merrywood Apartments Corp.
            FSP Plaza Ridge I Corp.
            FSP Park Ten Corp.

From  :     George J. Carter, President
Date  :     January 16, 2003
Re    :     Plan of Merger
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      On January 15, 2003, Franklin Street Properties Corp. ("FSP") filed a
Preliminary Proxy Statement with the Securities and Exchange Commission ("SEC") relating to an Agreement and Plan of Merger (the "Merger Agreement") providing for the acquisition by FSP of the thirteen single-asset real estate investment trusts (the "Target REITs") listed above by merger. The Merger Agreement provides for the issuance of shares of FSP common stock to the holders of preferred stock in each of the Target REITs as merger consideration.

      This communication is for informational purposes only, and you need not take any action now. Following review of the Preliminary Proxy Statement by the SEC (normally a 30-60 day process), FSP and the Target REITs will be forwarding to each shareholder in each of the above-listed entities final documents for your review and consideration. In the interim, business at FSP and each of the Target REITs continues as usual."

FSP CORP. HAS FILED A PRELIMINARY PROXY STATEMENT WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION RELATING TO FSP CORP.'S SOLICITATION OF PROXIES FROM ITS STOCKHOLDERS FOR USE AT FSP CORP.'S SPECIAL MEETING OF STOCKHOLDERS. FSP CORP. URGES ALL FSP CORP. STOCKHOLDERS TO READ THE FINAL DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. WHEN COMPLETED, THE FINAL DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO ALL FSP CORP. STOCKHOLDERS AND WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE (HTTP://WWW.SEC.GOV). FSP CORP.'S STOCKHOLDERS MAY ALSO OBTAIN THE FINAL DEFINITIVE PROXY STATEMENT FOR FREE FROM FSP CORP. BY CALLING (781) 557-1300.

THE PRELIMINARY PROXY STATEMENT IS CURRENTLY AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE. FSP CORP. AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED TO BE "PARTICIPANTS" IN THE SOLICITATION OF PROXIES FROM FSP CORP. STOCKHOLDERS IN CONNECTION WITH THE MERGERS. THESE POTENTIAL PARTICIPANTS HAVE INTERESTS IN THE MERGERS, SOME OF WHICH COULD DIFFER FROM THOSE OF FSP CORP. STOCKHOLDERS GENERALLY. INFORMATION ABOUT THE DIRECTORS AND OFFICERS OF FSP CORP., INCLUDING SUCH INDIVIDUALS' OWNERSHIP OF FSP CORP. COMMON STOCK AND PREFERRED SHARES OF THE TARGET REITS, IS SET FORTH IN THE PRELIMINARY PROXY STATEMENT.